                                                                     EXHIBIT ___



                   COMMERCIAL MULTI-TENANT LEASE-MODIFIED NET


         1.      BASIC PROVISIONS ("BASIC PROVISIONS").

                 1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, June __, 1997, is made by and between AGBRI Nancy Ridge, LLC, a Delaware Limited Liability Company (the "Effective Date") ("LESSOR") and CardioDynamics International Corporation, a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

                 1.2(a)   PREMISES:  That certain portion of the Building,
including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of Suite 300 of 6175 Nancy Ridge Drive, located in the City of San Diego, County of San Diego, State of California, with zip code 92121, and containing 17,779 square feet as outlined on Exhibit A attached hereto and described further herein (the "PREMISES"). The Building is one of three (3) Buildings, as shown on the site plan of Exhibit A-1. The "BUILDINGS" are those certain buildings containing the Premises and generally described as three building research and development project commonly known as Carroll Vista Center.

As a material part of Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Buildings, Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

                 1.2(b)   PARKING:  Lessee's prorata share of unreserved
vehicle parking spaces, on a non-exclusive basis which shall not be less than 61 legal spaces in the Common Areas ("UNRESERVED PARKING SPACES"); and no reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.) Notwithstanding the foregoing, Lessee may paint its name on up to five (5) parking spaces directly in front of the Premises' entry, however Lessor will not grant or enforce exclusive parking, and Lessee may not enforce the same as being Lessee's exclusive spaces.

                 1.3 TERM: Approximately five (5) years (the "ORIGINAL TERM") commencing on August 1, 1997 unless extended due to Lessor Delays or Unavoidable Delays as provided in the Tenant Work Letter ("COMMENCEMENT DATE") and ending July 31, 2002 ("EXPIRATION DATE"). (Also see Paragraph 3.)

                 1.4      EARLY POSSESSION:  June 1, 1997 (the "EARLY
POSSESSION DATE").

                 1.5 BASE RENT: Payable monthly, on the first day of each month, in the amount depicted in the table below, calculated on a Triple Net basis ("BASE RENT"), and commencing on September 1, 1997. (Also see Paragraph 4.)

                                                                                             Monthly
                                       Months of                    Annual                 Installment
                                       Lease Term                 Base Rent               of Base Rent
                                      -----------                 ---------               ------------
                                         02-12*                  $181,345.80              $16,485.98**
                                         13-24                   $188,599.68              $15,716.64
                                         25-36                   $196,143.60              $16,345.30
                                         37-48                   $203,989.32              $16,999.11
                                         49-60                   $212,148.96              $17,679.08

* The first month of the Lease Term, August, 1997, Tenant's Base Rental obligation shall be conditional free rent. Provided Tenant is not in default hereunder during the first twelve (12) months of the Lease Term, the first month's Base Rental obligation shall be forgiven to the same extent the same is thereafter amortized over months 2 through 12 of the first Lease Year.

**       Monthly amount is equal to the Annual Base Rent, amortized over months
2-12 of the first Lease Year.

                 1.6(a)   BASE RENT PAID UPON EXECUTION:  $16,485.98.

                 1.6(b)   LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES:
sixteen and 53 one hundredths percent (16.53%) ("LESSEE'S SHARE") as determined by prorata square footage of the Premises as compared to the total square footage of the Buildings.

                  1.7 SECURITY DEPOSIT: $90,672.90 ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

                 1.8 PERMITTED USE: General office, manufacturing, warehousing, testing and repairs, research and development, sales and marketing, and such other similar uses as may be permitted under existing zoning governing the Premises PERMITTED USE"). (Also see Paragraph 6.)

                 1.9 INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph 8.)

                 1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties:

         CB Commercial represents Lessor exclusively ("LESSOR'S BROKER");

         The Irving Hughes Group represents Lessee exclusively ("LESSEE'S BROKER").

                 1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s).

                 1.11     TENANT IMPROVEMENT ALLOWANCE:  $302,243.00.

                 1.12 ADDENDA AND EXHIBITS. Attached hereto is Exhibits A, A-1 and B and the Extension Option Rider and the Expansion Option Rider, all of which constitute a part of this Lease and Expansion Option.

         2.      PREMISES, PARKING AND COMMON AREAS.

                 2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating Rent and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

                 2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, serving the Premises, other than those constructed or modified by Lessee, shall be in good operating condition and the roof membrane shall be water tight on the Commencement Date and that the Building's structures, including roof structures, foundations and load-bearing walls shall be in good condition for the term of this Lease. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, commence to rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. Lessor warrants and represents that, other than as disclosed in the Environmental Report, as defined in Paragraph 6.4, and except as may have otherwise been disclosed to Lessee, it has no actual knowledge of: (a) any material construction defects, latent or patent, or (b) any Hazardous Substances, including but not limited to any solvents, metals, petroleum, lead based paint, or PCBs in, on or under the Premises or any pending or threatened exercise of the power of eminent domain against the Premises. Notwithstanding this representation, but subject to Lessor's rights in Section 6.2 of this Lease, Lessor shall indemnify and hold Lessee harmless against and from all liability and claims of any kind or loss or damage to Lessee for expenses and fees of Lessee (including reasonable attorneys' fees and court costs), incurred, directly or indirectly, as a result of the existence of Hazardous Substances (other than those which may be described in the Environmental Report) on, in or under the Premises as of the date of delivery of the Premises to Lessee and not caused, directly or indirectly, by Lessee or Lessee's Agents, and any Hazardous Substances release resulting from the negligent or willful wrongful acts or omissions of Lessor, or their respective officers, employees, agents or subcontractors. For purposes of the foregoing representation, and as may otherwise be described herein, "LESSOR'S ACTUAL KNOWLEDGE" shall mean the actual knowledge of Mr. Russell Groen and Mr. Jim Ingebritsen, without a duty of inquiry. Lessor hereby represents and warrants that Mr. Groen and Mr. Ingebritsen are the representatives of Lessor who are most knowledgeable concerning the physical state of the Premises.

                 2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

                 Lessee warrants that any improvements which have been constructed by Lessee or at Lessee's direction on or in the Premises shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date and throughout the Term of this Lease. Lessee further warrants to Lessor that Lessee has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall specifically apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessee shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessor or any governmental authority, take such action, at Lessee's expense, as may be deemed reasonable or appropriate by Lessor to rectify the non-compliance.

                 2.4      ACCEPTANCE OF PREMISES.  Lessee hereby acknowledges:
(a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act of 1990 (the "ADA")(except for the exterior of the Buildings, for which Lessor shall be responsible in ensuring the same comply with the ADA requirements for buildings such as the Buildings) and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) except as may be otherwise provided herein, including but not limited to this Section 2.4, that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. Notwithstanding any other term of this Lease to the contrary, Lessor shall be responsible for making any repairs or alterations which are required by law to conform the Premises to the requirements of the Americans With Disabilities Act and Title 24 of the California Administrative Code (collectively "ADA REQUIREMENTS") (as applicable to occupancy by a generic occupant with no special requirements and to premises which are not a place of public accommodation) as of the date the Premises are delivered to Lessee in accordance with Section 2.2 of this Lease. Lessee shall be responsible for making any repairs or alterations to the Premises which are required (a) as a result of any of Lessee's Alterations, or (b) due to any particular use of the Premises made by Lessee. Notwithstanding the preceding sentence, if because of any change in the ADA Requirements while this Lease is in effect (and not within the scope of subsections (a) or (b) of the preceding sentence), any repair or alteration as required to be made to the Premises, the cost of which repair or alteration would be deemed a "capital" expenditure under generally accepted accounting principals, then Lessee shall pay that portion of the cost of each such repair alteration which the unexpired term of this Lease (and any extension thereof) bears to the useful life of the repair or alteration, and Lessor shall pay the balance of such cost.

                 Without limiting the generality of the foregoing, Lessor agrees that Lessor shall be responsible for making alterations to the Building, other than the interior of the Premises, which Lessor is required to maintain or repair if such alterations are (i) required by changes in the law after the Commencement Date, and (ii) are the type customarily made or required to be made by landlords and not by tenants, and (iii) are not required as a result of
(a) Lessee's particular manner of occupancy or manner of use of the Premises,
(b) the Lessee's Alterations to the Premises (including, without limitation, the installation of Lessee's personal property in the Premises) or (c) Lessee's doing or permitting anything to be done in or about the Premises or Industrial Center, or bringing, keeping or suffering anything to be brought or kept thereon.

                 2.5      INTENTIONALLY OMITTED.

                 2.6 VEHICLE PARKING. Lessee shall be entitled to use 61 Unreserved Parking Spaces on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles, vans, mini-vans or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.). Notwithstanding anything in this Paragraph 2.6 to the contrary, Lessee may, at its sole cost and expense, paint its name on up to five (5) reserved parking spaces directly in front of its entry, however such spaces shall not be Lessee's exclusive spaces and Lessor shall not be deemed to grant such spaces to Lessee on an exclusive basis, nor shall Lessor be required to nor Lessee entitled to, enforce such spaces as exclusive. Subject to reasons of Force Majeure and circumstances of damage, destruction or condemnation, as provided herein, Lessor's failure to provide Lessee with the parking spaces as provided herein shall be a Lessor's default hereunder.

                          (a)     Lessee shall not permit or allow any vehicles
that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                          (b)     If Lessee permits or allows any of the
prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, following at least one written notice for a prohibited activity, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                          (c)     Lessor shall at the Commencement Date of this
Lease, provide the parking facilities required by Applicable Law.

                 2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other Leases of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

                 2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any Rules and Regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                 2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

                 2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                          (a)     To make changes to the Common Areas,
including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways; provided that the number of Lessee's parking spaces shall not be reduced;

                          (b)     To close temporarily any of the Common Areas
for maintenance purposes so long as reasonable access to the Premises and Lessee's parking spaces remains available;

                          (c)     To designate other land outside the
boundaries of the Industrial Center to be a part of the Common Areas at no additional expense to Lessee;

                          (d)     To add additional buildings and improvements
to the Common Areas at no additional expense to Lessee;

                          (e)     To use the Common Areas while engaged in
making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                          (f)     To do and perform such other acts and make
such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate. No charge, service fee or any other consideration shall be imposed in exchange for the right of Lessee, its employees, agents, contractors, customers and invitees to enter or depart from or park a motor vehicle in the Common Areas unless such charges are lawfully ordered by appropriate governmental authority having jurisdiction over the Industrial Center, and any such charge shall be paid for by Lessor at its sole cost and expense. If the governmental authority does not permit such treatment of the charge, but requires that it be collected directly from parking area users, for the privilege of using the parking area, then Lessor shall collect such charge and shall credit the amount received from users, less collection expenses, against Base Rent.

         3.      TERM.

                 3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3. Options to extend the Original Term of the Lease are described in the Extension Option
Rider.   For purposes of this Lease, the Term of this Lease shall refer to the
Original Term, as it may be extended by any properly exercised options granted hereunder.

                 3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however (including but not limited to the obligations to pay that portion of Lessee's Share of Common Area Operating Expenses described in Sections 4.2 (a)(ii) and (vi) herein [costs of insurance and utilities], and Lessee's obligation to carry the insurance required by Paragraph 8, but specifically excluding those other portions of Common Area Operating Expenses) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

                 3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee.

         4.      RENT.

                 4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. For purposes of this Lease, Base Rent and all other sums or charges due Lessor from Lessee hereunder may be collectively referred to from time to time as "Rent." Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

                 4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area

Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                          (a)     "COMMON AREA OPERATING EXPENSES"  are
defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                                  (i)      The costs of management, operation,
repair, replacement and maintenance, in neat, clean, good order and condition, of the following:

                                        (aa)    The Common Areas, including
parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                                        (bb)    Exterior signs and any tenant
directories.

                                        (cc)    Fire detection and sprinkler
systems.

                                  (ii)     The cost of water, gas, electricity
and telephone to service the Common Areas.

                                  (iii)    Trash disposal, property management
(but not to exceed 3% of Base Rent) and security services and the costs of any environmental inspections.

                                  (iv)     Reserves set aside for maintenance
and repair of Common Areas.

                                  (v)      Real Property Taxes (as defined in
Paragraph 10.2) to be paid by Lessor for the Buildings and the Common Areas under Paragraph 10 hereof.

                                  (vi)     The costs of the premiums for the
insurance policies maintained by Lessor under Paragraph 8 hereof.

                                  (vii)    Any deductible portion of an insured
loss concerning the Buildings or the Common Areas.

                                  (viii)   Any other services to be provided by
Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                          In Section 4.2(a), the following costs and expenses
shall be specifically excluded from Common Area Operating Expenses:

                                  (i)      Depreciation, amortization and all
principal, interest, loan fees, and other carrying costs related to any mortgage or deed of trust encumbering the Buildings and all rental and other amounts payable due under any ground or underlying lease, unless such costs are directly attributable to Lessee's, its agents' or employees' activities in, on or about the Industrial Center, or as a result of a Lessee's breach or default under this Lease;

                                  (ii)     Costs of maintenance of structural
portions of the building foundations, exterior walls and structural parts of the Buildings,

                                  (iii)    Any costs incurred for capital
repairs, replacements and improvements, except as specifically permitted under this Lease, which capital costs shall be amortized at the lowest lending rate reasonably available to Lessor over the useful life of such capital item, as determined in accordance with generally accepted accounting principals consistently applied;

                                  (iv)     Expenses incurred in leasing or
procuring new tenants of the Buildings, including advertising and marketing expenses and costs of preparation of leases and renovating space for other tenants of the Buildings;

                                  (v)      Legal, auditing, consulting and
professional fees associated with the leasing of the Project (which shall be covered by Lessor's management fee);

                                  (vi)     Lessor's expenses for repair or
replacement paid by condemnation awards, or covered by insurance, warranties or guarantees;

                                  (vii)    Costs and expenses necessitated
solely by the negligence or willful misconduct of Lessor or Lessor's employees, contractors or agents, including, without limitation, costs incurred by Lessor due to a violation by Lessor of the terms and conditions of any lease of space in the Industrial Center; costs, penalties or fines arising from Lessor's violation of any governmental rule or authority; and costs incurred in correcting any building code violations existing as of the date this Lease is signed;

                                  (viii)   Costs incurred which are reimbursed
by tenants in the Buildings (including Lessee) or third parties (including insurance carriers);

                                  (ix)     Costs incurred due to a violation by
Lessor or any tenant (other than Lessor) in the Industrial Center of the terms of any lease, any law or private restrictions affecting the Premises and/or the Industrial Center;

                                  (x)      Penalties and interest for late
payments, including, without limitation, Real Property Taxes, insurance, equipment leases and other past due amounts to the extent not directly caused by Lessee;

                                  (xi)     Overhead, salaries and other
compensation paid to Lessor's off-site officers and employees (which shall be covered by Lessor's management fee);

                                  (xii)    Contributions to political or
charitable organizations or any expenses incurred by Lessor for the use of any public portions of the Project, including, but not limited to, shows and benefits; and

                                  (xiii)   Any cost of acquiring, installing,
moving, insuring or restoring objects of art.

                          Lessor shall reduce the amount of Common Area
Operating Expenses by any refund Lessor receives in connection with any costs or expenditures previously included in Common Area Operating Expenses, less any cost incurred by Lessor in obtaining any such refund.

                          (b)     Any Common Area Operating Expenses and Real
Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                          (c)     The inclusion of the improvements, facilities
and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                          (d)     Lessee's Share of Common Area Operating
Expenses shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement. At reasonable times during normal business hours, upon no less than seventy-two (72) hours' written request from Lessee, and within one hundred twenty (120) days after Lessee's receipt of Lessor's detailed statement of Lessee's Share of annual Common Area Operating Expenses as provided in this paragraph (or any statement from Lessor relating to Lessor's reimbursable expenses not included as part of Common Area Operating Expenses), Lessor shall make available to Lessee at Lessor's offices in San Diego, following Lessee's written request therefor, Lessor's books and records associated with the Common Area Operating Expenses, including invoices and other source documents relating to such Common Area Operating Expenses or other reimbursable expenses. Such audit shall be performed by a Certified Public Accountant who is not being compensated, nor whose firm is being compensated, on a contingency or commission basis, and shall be limited to the items necessary to a determination of the applicable Common Area Operating Expenses or other reimbursable expenses. In any event, such audit shall be at Lessee's sole cost and expense unless it is determined that Lessee was overcharged by more than five percent (5%) of the amount actually owed to Lessor, in which case such overcharge shall entitle Lessee to credit against its next payment of Lessor's Share of Common Area Operating Expenses the amount of the overcharge and the costs associated with the audit (and, if such credit occurs following the expiration of the Term, Lessor shall promptly pay the amount of such credit to Lessee). If it is determined that the Lessee was overcharged less than five percent (5%), such overcharge shall entitle Lessee to credit against its next payment of Lessee's Share of Common Area Operating Expenses the amount of the overcharge and Lessee shall pay for all costs associated with the audit. If it is determined that Lessee was undercharged for the Common Area Operating Expenses, Lessee shall promptly pay the amount of such undercharge to Lessor and Lessee shall pay for all costs associated with the audit.

         5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. Eighty three and thirty three one hundredths percent (83.33%) of such amount shall be referred to as the "Additional Security Deposit" and Sixteen and sixty seven one hundredths percent (16.67%) of such amount shall be referred to as the Base Security Deposit. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease.. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease. Notwithstanding anything herein to the contrary, the Additional Security Deposit shall bear interest at a simple interest rate of eight percent (8%) per annum. Provided that Lessee is not then in Default of any of its monetary obligations hereunder, Lessor shall reimburse to Lessee the unapplied amount of the Additional Security Deposit, and any interest accrued thereon, prior to the first anniversary of the Commencement Date. In the event Lessee is in Default of any of its monetary obligations hereunder as of such Anniversary Date, then upon the cure of such Default, Lessor shall thereafter reimburse to Lessee the amount of the unapplied Additional Security Deposit, plus any interest accrued thereon.

         6.      USE.

                 6.1      PERMITTED USE.

                          (a)     Lessee shall use and occupy the Premises only
for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates voluntary or permissive waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

                          (b)     Lessor hereby agrees to not unreasonably
withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use. If Lessor elects to withhold such consent, Lessor shall give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

                 6.2      HAZARDOUS SUBSTANCES.

                          (a)     REPORTABLE USES REQUIRE CONSENT.  The term
"HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a

Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not, in Lessor's good faith and reasonable business judgment, expose the Premises, the Buildings or the Industrial Center, or any part thereof, or neighboring properties to any meaningful risk of contamination or damage or, in Lessor's good faith and reasonable business judgment, expose Lessor to the possibility of any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) or reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                          (b)     DUTY TO INFORM LESSOR.  If Lessee knows, or
has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Buildings, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises in violation of Applicable Requirements (including, without limitation, through the plumbing or sanitary sewer system).

                          (c)     INDEMNIFICATION.  Lessee shall indemnify,
protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control or with Lessee's knowledge or consent. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

                          (d)     EXCULPATION OF LESSOR.  Other lessees of the
Industrial Center may be using, handling or storing certain Hazardous Substances in connection with such lessees' use of their premises. The failure of another lessee to comply with applicable laws and procedures could result in a release of Hazardous Substances and contamination to the Industrial Center, or any part thereof or the soil and ground water thereunder. In the event of such release, the lessee responsible for the release, and not Lessor, shall be solely responsible for any claim, damage or expense incurred by Lessee by reason of such contamination. Lessee waives any rights it may have to later assert that the foregoing release does not cover unknown claims. Unless specifically provided to the contrary herein, Lessee and anyone claiming by, through or under Lessee hereby fully and irrevocably releases Lessor, its partners and their respective employees, officers, directors, representatives, agents, successors and assigns ("LESSOR ENTITIES") from any and all claims that it may now have or hereafter acquire against such persons and entities for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any construction defects, errors, omissions or other conditions, including, but not limited to, environmental matters, affecting the Property, or any portion thereof; provided, however, that by releasing the Lessor Entities from liability for any and all claims arising from conditions arising from the actions, errors or omissions of any other lessee of the Industrial Center, such lessees are not intended as third party beneficiaries of such release. Accordingly, Lessee hereby reserves from the foregoing release any and all claims of Lessee, which might otherwise be made by Lessee against Lessor under this Lease or at law, and which are the subject of any indemnification rights of Lessor from any other lessee of the Industrial Center if such claims were brought against Lessor by Lessee. Notwithstanding the foregoing Lessor shall only be obligated to Lessee to the extent that Lessor actually recovers from such other lessee the benefit of such indemnification as it relates to Lessee's loss in excess of any loss incurred by Lessor. Notwithstanding Lessee's release of Lessor under this paragraph 6.2(d), Lessor agrees to cooperate in good faith with Lessee in bringing legal action against another lessee of the Industrial Center to enforce such lessee's indemnity obligations under its lease. This release includes claims of which Lessee is presently unaware or which Lessee does not presently suspect to exist in its favor which, if known by Lessee, would materially affect Lessee's release of Lessor. Lessee specifically waives the provision of California Civil Code Section 1542, which provides as follows:

                 "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                     /s/ DG                     /s/ SPL
                 -------------------        ---------------------
                 Lessor's Initials          Lessee's Initials

                 6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

                 6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. Notwithstanding anything herein to the contrary, and in addition to the foregoing, Lessee shall also provide to Lessor, at Lessee's sole cost and expense, within thirty (30) days of the termination of this Lease, a Phase I Environmental Report for the Premises (which may consist of an updated pre-existing Phase I Environmental Site Assessment covering the Premises), dated as of the expiration of the Lease Term, and to be performed by a company reasonably acceptable to Lessor. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. Lessee acknowledges that Lessor has previously delivered to Lessee that certain Phase I Environmental Report prepared by Dames and Moore, dated October 24, 1996 and entitled "Phase I Environmental Site Assessment Update," which report summarizes the environmental status of the Premises and has been reviewed and approved by Lessee (the "Environmental Report"). After the Effective Date, but no later than June 15, 1997, Lessor shall conduct an "Entrance Assessment," consisting of a walk-through inspection and update of the Environmental Report, for the Premises only, performed by Dames and Moore, one-half of such Entrance Assessment which shall be paid for at Lessor's cost and expense (which obligation shall not exceed $700), the remainder of the costs of which shall be deducted from Lessee's Tenant Improvement Allowance. In the event such Entrance Assessment indicates the existence of Hazardous Substances on, in or under the Premises, this Lease shall continue in full force and effect subject to the Lessor's obligations and rights under Section 9.7 of this Lease, respectively; provided, however, that the Entrance Assessment shall be deemed the physical condition of the Premises required for Lessee's surrender of the Premises in accordance with Paragraph 7.4(c) below.

         7. MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND ALTERATIONS.

                 7.1      LESSEE'S OBLIGATIONS.

                          (a)     Subject to the provisions of Paragraphs 2.2
(Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below; provided, however, that Lessee shall not be liable for any repairs arising from construction defects, latent or patent, in the Premises not constructed by or for Lessee. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                          (b)     Lessee shall, at Lessee's sole cost and
expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation for the Premises, including but not limited to the heat source pumps on the roof of the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof; provided that such cost shall be at commercially reasonable rates.

                          (c)     If Lessee fails to perform Lessee's
obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

                 7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 4.2 (Common Area Operating Expenses, except as excluded therein), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), and subject to the reimbursement requirements of Paragraph 4.2, Lessor, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, the cooling tower equipment portion of the air conditioning system, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Notwithstanding the foregoing, or anything in this Lease to the contrary, Lessor shall not be responsible to repair or maintain any roof mounted equipment of Lessee or any repairs required due to the installation of such equipment by Lessee pursuant to this Lease, but instead, Lessee shall responsible to repair and maintain any such equipment or make any such repairs as part of Lessee's obligations hereunder. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Buildings, Industrial Center or Common Areas in good order, condition and repair. Notwithstanding anything contained herein to the contrary, if Lessor fails to perform any of its repair and maintenance obligations under this paragraph 7.2, and such failure materially interferes with Lessee's ability to use and occupy the Premises for the purposes permitted herein, Lessee shall have the right, but not the obligation, to perform such repairs and/or maintenance under the following circumstances: (i) if such failure continues for more than twenty (20) business days after written notice from Lessee, which notice shall include Lessee's determination that such repair or maintenance item is materially interfering with Lessee's use of the Premises; provided however, that if the nature of the repairs and/or maintenance to be completed by Lessor is such that more than twenty (20) business days are required to complete such repairs and/or maintenance, Lessor shall have such additional time as is reasonably necessary to complete such repairs and/or maintenance so long as Lessor takes appropriate action to commence such repairs and/or maintenance to completion; or (ii) if such failure results in a bona fide emergency and Lessee gives Lessor written notice of such emergency, Lessor's failure to take such action as may be reasonably necessary to address the emergency within a reasonable time, after receipt of Lessor's initial notice of the emergency and a second notice from Lessee indicating Lessee's intent to perform such repair or maintenance obligation. Lessor shall reimburse Lessee for the reasonable costs incurred by Lessee to complete such repairs and/or maintenance within thirty (30) days after receipt of Lessee's written demand therefor, together with copies of the paid invoices evidencing the costs incurred by Lessee.

                 7.3      UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

                          (a)     DEFINITIONS; CONSENT REQUIRED.  The term
"UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises.
The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $5,000.00. Lessee shall provide Lessor with as-built descriptions and renderings of all Lessee-Owned Alterations and/or Utility Installations upon request from Lessor.

                          (b)     CONSENT.  Any Alterations or Utility
Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $15,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation. Lessee shall pay to Lessor all of Lessor's actual costs incurred in conjunction with the review of Lessee's proposed Alterations or Utility Installations within fifteen (15) days of Lessee's receipt of an invoice therefore (which shall not exceed $350.00 per request).

                          (c)     LIEN PROTECTION.  Lessee shall pay when due
all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a letter of credit or surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                 7.4      OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

                          (a)     OWNERSHIP.  Subject to Lessor's right to
require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all

Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, automatically and without further action on the part of Lessor, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

                          (b)     REMOVAL.  Unless otherwise agreed in writing,
Lessor may at the time of Lessor's consent to such installation require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

                          (c)     SURRENDER/RESTORATION.  Lessee shall
surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted and subject to Paragraph 9 below. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations in accordance with good practice, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

         8.      INSURANCE; INDEMNITY.

                 8.1 PAYMENT OF PREMIUMS. The cost of premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Early Possession Date or Expiration Date.

                 8.2      LIABILITY INSURANCE.

                          (a)     CARRIED BY LESSEE.  Lessee shall obtain and
keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. Notwithstanding the foregoing, Lessee shall be entitled to satisfy the above requirement by acquiring primary coverage of $1,000,000 with an additional $1,000,000 umbrella policy, provided that such umbrella policy only applies to the Premises and no other properties or operations at other properties of Lessee. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                          (b)     CARRIED BY LESSOR.  Lessor shall also
maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

                 8.3      PROPERTY INSURANCE-BUILDINGS, IMPROVEMENTS AND RENTAL
VALUE.

                          (a)     BUILDINGS AND IMPROVEMENTS.  Lessor shall
obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and Lessor deems it to be commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (including the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Buildings required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. The insurance maintained by Lessor pursuant to this Paragraph 8.3(a) shall include reasonable deductibles as are maintained by prudent owners of similar projects in the San Diego metropolitan area; provided, however, that Lessee's liability for any deductible in connection with any such casualty shall not exceed an amount equal to Lessee's Share of the amortized portion of the deductible, which shall be determined as follows: the deductible, shall be amortized over the useful life of the repaired or replaced improvement (determined in accordance with generally accepted accounting principles), with interest on the unamortized balance at the prevailing market rate of interest paid by Lessor to an institutional lender. For the duration of the original Term (as such original Term may be extended hereunder), commencing with the date of completion of such replacement or repair, Lessee shall pay Lessor monthly, as additional Rent, Lessee's Share of such amortized portion of the deductible as applicable to such month. Earthquake insurance, if available and deemed commercially appropriate by Lessor, shall be written with such commercially reasonable premiums as are maintained by or available to prudent owners of similar projects in the San Diego metropolitan area.

                          (b)     RENTAL VALUE.  Lessor shall also obtain and
keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Buildings to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                          (c)     ADJACENT PREMISES.  Lessee shall pay for any
increase in the premiums for the property insurance of the Buildings and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                          (d)     LESSEE'S IMPROVEMENTS.  Since Lessor is the
Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

                 8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $10,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations, unless due to an event in the last twelve (12) months of the Lease term and the damaged items would otherwise be removed at expiration of the Lease Term. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

                 8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8.
Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable be Lessee to Lessor upon demand.

                 8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8.
The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be.

                 8.7 INDEMNITY. Except for Lessor's or its agents', employees', officers', independent contractors', partners' or lenders' negligence and/or willful misconduct or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, employees, officers, independent contractors, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. To the fullest extent permitted by law, Lessor covenants with Lessee that Lessee, Lessee's officers, directors, agents and employees shall not be liable for any damage or liability of any kind for any injury to or death persons, or damage to property of Lessor or any other person occurring from any cause whatsoever and caused by the negligent or willful wrongful actions of Lessor, Lessor's agents, employees or contractors on or about the Industrial Center, or caused by Lessor's negligent or willful wrongful operation of the Industrial Center, including without limitation, Lessor's maintenance of the Common Areas, the construction of the Buildings or Lessor's failure to maintain the Industrial Center or the structural portions of the Buildings. Except for any costs, claims or liabilities arising from Lessee's negligence or willful misconduct, and except to the extent such costs, claims or liabilities are specifically waived by Lessee under this Lease, Lessor hereby agrees to indemnify Lessee against and hold Lessee harmless from any and all costs, claims and liabilities caused by: (a) any intentional and material misrepresentation or breach of warranty by Lessor under this Lease; and (b) bodily injury or property damage caused by the negligent or wrongful acts or omissions of Lessor, its agents, employees and contractors brought onto the Property by Lessor.

                 8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent of Lessor's negligence, willful misconduct or breach of this Lease, and the negligence and willful misconduct of Lessor's agents, employees, officers, independent contractors, partners or lenders, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Buildings of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

         9.      DAMAGE OR DESTRUCTION.

                 9.1      DEFINITIONS.

                          (a)     "PREMISES PARTIAL DAMAGE" shall mean damage
or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than seventy-five percent (75%) of the then Replacement Cost (as defined in

Paragraph 9.1(d) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                          (b)     "PREMISES TOTAL DESTRUCTION" shall mean
damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is seventy-five percent (75%) or more the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Buildings, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Buildings, the cost of which damage or destruction is seventy-five percent (75%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Buildings) of the Buildings shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                          (c)     "INSURED LOSS" shall mean damage or
destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved, and where adequate insurance proceeds are available to Lessor for the reconstruction of the Premises. Notwithstanding the foregoing and anything else herein to the contrary, in the event of a loss which is covered by insurance, the insuring party shall use all diligence and its best efforts to collect the proceeds of insurance from its insurance carrier.

                          (d)     "REPLACEMENT COST" shall mean the cost to
repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                          (e)     "HAZARDOUS SUBSTANCE CONDITION" shall mean
the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on or under the Premises.

                 9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage occurs, and such damage or destruction is an Insured Loss, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds available to Lessor, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period. Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Leases shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

                 9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage occurs and such damage or destruction is not an Insured Loss, then unless such damage or destruction was caused by a negligent or willful misconduct of Lessee (in which the event Lessee shall make the repairs at Lessee's expense, except to the extent covered by applicable insurance proceeds, and this Lease shall continue in full force and effect,), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the nature of the loss (i.e., uninsured vs. insured and partial vs. total) of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within in the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

                 9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), and Lessee is prevented from utilizing the Premises for the Permitted Use, this Lease shall terminate thirty (30) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

                 9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, either party may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party of its election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

                 9.6      ABATEMENT OF RENT; LESSEE'S REMEDIES.

                          (a)     In the event of (i) Premises Partial Damage
or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which, in Lessor's good faith reasonable business judgment, Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and subject to Paragraph 8.8, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

                          (b)     If Lessor is obligated to repair or restore
the Premises under the provisions of this Paragraph 9 and does not commence the repair or restoration of the Premises within ninety (90) days after either (i) such obligation shall accrue, or (ii) receipt of all applicable insurance proceeds, whichever time period is greater, then Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within sixty (60) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within sixty (60) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph 9.6 shall mean either the authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

                 9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph
13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice in which event Lessor shall reimburse Lessee's actual moving expenses. In the event Lessor elects to give such notice of

Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

                 9.8. TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been or is not then required to be, used by Lessor under the terms of this Lease.

                 9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Buildings with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

         10.     REAL PROPERTY TAXES.

                 10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

                 10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common. "Real Property Taxes" shall not include (i) any item to the extent otherwise included in Common Area Operating Expenses, (ii) any environmental assessments, charges or liens arising in connection with the remediation of Hazardous Substances; (iii) reserves for future Real Property Taxes, or (iv) any personal property taxes attributable to sculptures, paintings or other objects of art.

                 If a reduction in Real Property Taxes is obtained for any year of the Term during which Lessee paid Lessee's percentage of Real Property Taxes, then Operating Expenses for such year shall be retroactively adjusted and Lessor shall provide Lessee with a credit against Lessee's next due obligations for Base Rent and Lessee's Share of Common Area Operating Expenses or, if none, refund such amount to Lessee within thirty (30) days based on such adjustment.

                 If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Lessor elects to pay taxes and assessments in such installments, Lessee's liability for such taxes and assessments shall be computed as if such election had been made, and only the installments thereof for which Lessee would be responsible during the Term shall be included in Lessee's tax obligations.

                 10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in

Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

                 10.4 JOINT ASSESSMENT. If the Buildings are not separately assessed, Real Property Taxes allocated to the Buildings shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

                 10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

         11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

         12.     ASSIGNMENT AND SUBLETTING.

                 12.1     LESSOR'S CONSENT REQUIRED.

                          (a)     Lessee shall not voluntarily or by operation
of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign" or "assignment") or sublet all or any part of Lessee's interest or obligations in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36, which Lessor shall not withhold unreasonably. The parties agree, however, that the manner of operation of the Premises and conduct of business thereon by Lessee will have an impact on the quality and reputation of the Industrial Center. Accordingly, the parties agree that in approving or disapproving of any proposed assignment or subletting of the Premises or the Lease, Lessor shall be entitled to take into consideration, by way of example and not limitation, any or all of the criteria set forth below and that it shall not be unreasonable for Lessor to withhold its consent if any of the following circumstances exist or may exist: (i) the transferee's contemplated use of the Premises following the proposed assignment or subletting is different from the permitted use specified herein; (ii) in Lessor's reasonable business judgment, the Rent that Lessor reasonably anticipates receiving from the transferee is less than that which Lessor has received from Lessee; (iii) the proposed assignment or subletting would breach any covenant of Lessor in any other lease, financing agreement or other agreement relating to the Industrial Center or otherwise; or
(iv) the transferee requests an amendment to the Lease other than the identity of Lessee. No assignment or subletting shall release Lessee from its obligations and liabilities hereunder.

                          (b)     A Change of Control of Lessee shall
constitute an assignment requiring Lessor's consent. Change of Control shall mean the transfer by sale, assignment, death, incompetency, mortgage, deed of trust, trust, operation of law, or otherwise, of any shares, voting rights or ownership interest which will result in a change in the identity of the entity, entities, person or persons exercising, or who may exercise, effective control of Lessee, unless such change results from the trading of shares listed on a recognized public stock exchange and such trading is not for the purpose of acquiring effective control of Lessee. If Lessee is a private corporation whose stock becomes publicly held, the transfers of such stock from private to public ownership shall not be deemed a Change of Control The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose. Any provision in this Lease to the contrary notwithstanding, Lessor's consent shall not be required for an assignment or subletting to any person or entity who controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee or to any person or legal entity which acquires all the assets of Lessee as a going concern of the business being conducted on the Premises (each of the foregoing is hereinafter referred to as a "LESSEE AFFILIATE"); provided that before such assignment shall be effective, (a) said Lessee Affiliate shall assume, in full, the obligations of Lessee under this Lease, (b) Lessor shall be given written notice of such assignment and assumption and (c) the use of the Premises by the Lessee Affiliate shall be as set forth in Section 1.8. For purposes of this paragraph, the term "control" means possession, directly or indirectly, of greater than fifty percent (50%) of the ownership interests of such entity.
The bonus rental provisions of Paragraph 21(b) of this Lease shall not apply to an assignment or sublease by Lessee to a Lessee Affiliate. Notwithstanding anything to the contrary contained in this Section 12.1, and provided the use of the Premises does not change, Lessee may assign this Lease without first obtaining Lessor's consent as follows (each a "Permitted Assignment"): (i) to a limited liability company, corporation or other entity which results from a merger, consolidation, reorganization or asset sale with Lessee, in which the surviving entity (A) acquires substantially all of the assets of Lessee as a going concern, (B) assumes, or is deemed by law to be liable for, all of the liabilities of Lessee, and (C) has, after such merger, consolidation, reorganization or asset sale, a net worth not less than Lessee's net worth as of the date of this Lease; or (ii) as a result of a sale, issuance or transfer of all of the capital stock of Lessee, provided that Lessee continues to be a publicly-traded corporation, limited liability company or other entity.

                          (c)     The involvement of Lessee or its assets in
any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

                          (d)     An assignment or subletting of Lessee's
interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to exercise any of its rights at law, or equity or otherwise including but not limited to: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the then fair market rental value of the Premises. Further, in the event of such Breach and rental adjustment, (i) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (ii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

                          (e)     Lessee's remedy for any breach of this
Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

                 12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                          (a)     Regardless of Lessor's consent, any
assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                          (b)     Lessor may accept any rent or performance of
Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                          (c)     The consent of Lessor to any assignment or
subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                          (d)     In the event of any Default or Breach of
Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting

Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                          (e)     Should Lessee desire to enter into an
assignment or subletting transaction, Lessee shall give notice thereof to Lessor by requesting in writing Lessor's consent to such assignment or subletting at least ninety (90) days before the proposed effective date of any such assignment or subletting and shall provide Lessor with the following: (i) the full particulars of the proposed assignment or subletting transaction, including its nature, effective date, terms and conditions, and copies of any documents pertaining to such proposed transaction; (ii) a description of the identity, net worth and previous business experience of the transferee, including, without limitation, copies of transferee's latest income, balance sheet and change-of-financial-position statements (with accompanying notes and disclosures of all material changes thereto) in audited form, if available, and certified as accurate by the transferee; and (iii) any further information relevant to the transaction which Lessor shall have requested within thirty
(30) days after receipt of Lessee's request for consent and all information specified above in Subsections (i), (ii) and (iii).

                          Each assignment or subletting to which Lessor has
consented shall be evidenced by an instrument made in such written form as is satisfactory to Lessor and executed by Lessee and transferee. By such instrument, transferee shall assume all the terms, covenants and conditions of this Lease which are obligations of Lessee. Lessee shall remain fully liable to perform its duties under the Lease following the assignment or subletting. Lessee shall, on demand of Lessor, reimburse Lessor for Lessor's reasonable costs, including legal fees, incurred in obtaining advice and preparing documentation for each assignment or subletting to which Lessor has consented.

                          (f)     Any assignee of, or sublessee under, this
Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                 12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                          (a)     Lessee hereby assigns and transfers to Lessor
all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                          (b)     In the event of a Breach by Lessee in the
performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                          (c)     Any matter or thing requiring the consent of
the sublessor under a sublease shall also require the consent of Lessor herein.

                          (d)     No sublessee under a sublease approved by
Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                          (e)     Lessor shall deliver a copy of any notice of
Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

         13.     DEFAULT; BREACH; REMEDIES.

                 13.1 DEFAULT; BREACH. Lessee's obligations to Lessor hereunder shall include any and all costs or expenses incurred by Lessor in conjunction with enforcing Lessor's rights and remedies hereunder, which shall include, but shall not be limited to, reasonable attorneys' fees or other legal expenses or costs associated therewith, and that Lessor may include the cost of such services and costs in any notice of Default as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any Default, including but not limited those listed below, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                          (a)     The abandonment of the Premises.

                          (b)     Except as expressly otherwise provided in
this Lease, the failure by Lessee to make any payment of Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

                          (c)     Except as expressly otherwise provided in
this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37,
(vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                          (d)     A Default by Lessee as to the term,
covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty
(30) day period and thereafter diligently prosecutes such cure to completion.

                          (e)     The occurrence of any of the following
events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within one hundred twenty (120) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                          (f)     The discovery by Lessor that any financial
statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

                          (g)     If the performance of Lessee's obligations
under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

                 13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. Upon the second event of any check given to Lessor by Lessee not being honored by the bank upon which it is drawn, Lessor at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                          (a)     Terminate Lessee's right to possession of the
Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from
Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises to the condition required for Lessee's surrender of the Premises upon expiration of this Lease, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
(iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                          (b)     Continue the Lease and Lessee's right to
possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                          (c)     Pursue any other remedy now or hereafter
available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                          (d)     The expiration or termination of this Lease
and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

                 13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

                 13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten
(10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount; provided, however, that upon the first occurrence during the Term that Lessor fails to receive any amount due hereunder on or before the date due, such late charge shall not be incurred by Lessee unless Lessee fails to deliver such amount to Lessor within five (5) business days following Lessee's receipt of written notice from Lessor that such amount was not received by Lessor on the date due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

                 13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be more than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         14. CONDEMNATION. If the Premises or any portion thereof are permanently taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation", this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures and any Lessee-Owned Alterations and/or Utility Installations which Lessee would be entitled to salvage at the expiration of the Lease. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

         15.     BROKERS' FEES.

                 15.1     PROCURING CAUSE.  The Broker(s) named in Paragraph
1.10 is/are the procuring cause of this Lease.

                 15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, and other than as is specifically set forth in this Lease, Lessor and Lessee agree that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall not be required to pay said Broker(s) any additional fees.

                 15.3     INTENTIONALLY OMITTED.

                 15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

         16.     TENANCY AND FINANCIAL STATEMENTS.

                 16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                 16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Buildings, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Lessor shall not be liable for any failure or interruption of any utility or service, and Lessee shall not be entitled to any reduction or abatement of rent on account of any such failure or interruption, unless such failure or interruption results from Lessor's breach of this Lease or the negligence or willful misconduct of Lessor or its agents, employees or independent contractors and the Premises are not useable by Lessee for the conduct of Lessee's business as a result thereof for a period of more than twenty (20) consecutive business days (a "MATERIAL INTERRUPTION"). In the event of a Material Interruption, Base Rent and applicable Operating Expenses not actually incurred up to that point by Lessee shall be abated for the period which commences five (5) days after the date Lessee gives to Lessor notice of the occurrence of such Material Interruption until such utilities or services are restored.

         18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due either party hereunder, other than late charges, not received by a party within thirty (30) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

         20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

         21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

         22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

         23.     NOTICES.

                 23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and shall be and deemed duly served or given when actually delivered, if personally delivered (including delivery by Federal Express, Express Mail or other similar overnight or personal courier service which confirms delivery in writing), or upon actual delivery or attempted delivery as indicated by attached receipt, or within three (3) business days after deposit in the U.S. Mail, if sent by certified mail, postage prepaid, return receipt requested, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

                 23.2     INTENTIONALLY OMITTED.

         24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

         25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease, in a form acceptable to Lessor, for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

         26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred twenty-five percent (125%) on a daily basis for the first thirty (30) days, and thereafter one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by lessee.

         27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

         29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

         30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

                 30.1 SUBORDINATION. This Lease and any Option granted hereby shall automatically be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device or amendment or modification thereto (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event or Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Lessor shall use its good faith and best efforts to ensure that any Security Device which addresses or governs the use of insurance proceeds shall contain a commercially reasonable provision requiring that, unless Lessor is in default under such Security Device, any such Lender shall make insurance proceeds available to Lessor to reconstruct the Premises in the event of an insured loss.

                 30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission or any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or
(iii) be bound by prepayment of more than one month's rent.

                 30.3 NON-DISTURBANCE. With respect to Security Devices entered into for the first time (as opposed to amendments or modifications to existing Security Devices) by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiver assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. With regard to any Security Devices entered into by Lessor prior to the execution of this Lease, Lessor shall secure and deliver to Lessee within one hundred twenty (120) days after the execution of this Lease by both Lessor and Lessee, a non-disturbance and attornment agreement in favor of Lessee and such Lender in the form required by such Lender.

                 30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

         31. ATTORNEYS' FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

         32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon advance notice and without unreasonably interfering with Lessee's business in the Premises, for the purpose of showing the same to prospective purchasers, lenders, or (during the last one hundred eighty (180) days of the term), lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Buildings, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Buildings any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

         33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

         34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Buildings, except that Lessee may, with Lessor's prior written consent (which shall not be unreasonably withheld), install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Buildings, and the right to install advertising signs on the Buildings, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs. Subject to the provisions of this Paragraph 34, Lessor hereby consents to and approves Lessee's installation of standard building and monument signage, at Lessee's sole cost and expense. Lessee shall submit all signage plans to Lessor and the City of San Diego for approval and necessary permitting prior to the installation thereof.

         35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

         36.     CONSENTS.

                          (a)     Except for Paragraph 33 hereof (Auctions) or
as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's reasonable actual costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice therefor along with reasonable supporting documentation. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest unless otherwise provided herein to the contrary. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                          (b)     All conditions to Lessor's consent authorized
by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

         37.     INTENTIONALLY OMITTED

         38. QUIET POSSESSION. Upon payment by Lessee of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, and unless specifically provided herein, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

         39.     OPTIONS.

                 39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

                 39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise; provided, however, that the Options may be assigned to (and exercised by) any Lessee Affiliate who does not require Lessor's consent to assignment.

                 39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

                 39.4     EFFECT OF DEFAULT ON OPTIONS.

                          (a)     Lessee shall have no right to exercise an
Option, notwithstanding any provision in the grant of Option to the contrary:
(i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

                          (b)     The period of time within which an Option may
be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                          (c)     All rights of Lessee under the provisions of
an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

         40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or Lessees of the Buildings and the Industrial Center and their invitees.

         41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties and shall install, at Lessee's sole cost and expense, any and all necessary security devices, as determined by Lessee in Lessee's sole discretion.

         42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

         43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

         44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

         45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

         47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

         48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

         49. CONSTRUCTION. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of the Lease. Whenever required by the context of this Lease, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Lease shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same and, consequently, any inconsistencies or ambiguities herein shall not be interpreted against either party as the drafter of the Lease. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Lease. All exhibits referred to in this Lease are attached and incorporated by this reference.

         50. FORCE MAJEURE. Performance by either party under this Lease shall not be deemed to be in default where delays or defaults are otherwise due to war, insurrection, strikes, lock-outs, riots, floods, earthquakes, fires, casualties, acts of God, acts of public enemy, epidemics, quarantine restrictions, freight embargoes, lack of general transportation, governmental restrictions, moratoriums, acts or failure to act of any public, private or governmental agency or entity or any other causes beyond the control or without the fault of the party claiming an extension of time to perform as a result thereof (excluding a party's financial inability to perform) (individually, an event of "Force Majeure").

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at 245 Park Ave, NY, NY       Executed at 1655 Cornerstone Ct., SD, CA
on June 20, 1997                       on June 13, 1997
by LESSOR:                             by LESSEE:


AGBRI Nancy Ridge, LLC, a Delaware     CardioDynamics International Corporation,
Limited Liability Company              a California corporation

By: AG Asset Manager, Inc., a
    Delaware corporation
Its:  Manager

By: /s/  Dana Gottlieb                 By:  /s/ Steve P. Loomis
   -------------------------------        ----------------------------------
Name Printed:  Dana Gottlieb           Name Printed: Steve P. Loomis
              --------------------                   -----------------------
Title: Vice President                  Title: Vice President Finance, CFO
       ---------------------------            ------------------------------

Address: c/o Angelo, Gordon & Co.,     By:  /s/ Rhonda F. Pederson
         245 Park Ave.,                    ----------------------------------
         -------------------------     Name Printed:  Rhonda F. Pederson
         NY, NY 10167                       ---------------------------------
         -------------------------     Title:   President
Telephone: (212) 692-2038                       -----------------------------
           -----------------------
Facsimile: (212) 692-5436
           ------------------------    Address:  6155 Cornerstone Ct East #125
                                                 -----------------------------
                                                 San Diego, CA 92121
                                                 -----------------------------
                                       Telephone: (619)  535-0202
                                                 -----------------------------
                                       Facsimile: (619)  535-0055
                                                 -----------------------------

                             EXTENSION OPTION RIDER

         This Extension Option Rider ("RIDER") is made and entered into by and between AGBRI Nancy Ridge, LLC, a Delaware Limited Liability Company ("LESSOR"), and CardioDynamics International Corporation, a California corporation ("LESSEE"), and is dated as of the Effective Date of the Lease ("LEASE") by and between Lessor and Lessee to which this Rider is attached. The agreements set forth in this Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Rider are inconsistent with the terms of the Lease, the terms of this Rider shall control.

         1. OPTION TO EXTEND LEASE TERM. Lessor hereby grants to Lessee one (1) option to extend the Lease Term for a period of sixty (60) months, (the "OPTION TERM"). The option must be exercised, if at all, by written notice ("OPTION NOTICE") delivered by Lessee to Lessor not more than thirteen
(13) and not less than six (6) months prior to the end of the initial Lease Term. Further, the option shall be deemed not to be properly exercised, if, as of the date of the Option Notice or at the end of the initial Lease Term, Lessee is in default under the Lease or if Lessee has previously been in default under this Lease more than once. Provided Lessee has properly and timely exercised the option, the Lease Term shall be extended for the number of months specified above, and, except as provided below, all terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect. The rights contained in this Extension Option Rider shall be personal to Lessee and may only be exercised by Lessee (and not any assignee, sublessee or other transferee of Lessee's interest in this Lease) if Lessee occupies the entire Premises.

         2. ADJUSTMENT TO BASE RENT. Base Rent shall be adjusted as of the commencement of the Option Term to reflect one hundred percent (100%) of the then-current prevailing market rental rate, as reasonably determined by Lessor (one hundred percent (100%) of the then prevailing market rate, as described below, shall be the "FAIR MARKET RENTAL VALUE") including annual increases of four percent (4%) during such extended term, for similar space, improved as the Premises have been improved, including all Lessee-Owned Alterations and/or Utility Installations, within comparable industrial centers in San Diego, as determined herein. In addition to the foregoing, and for purposes of calculating Fair Market Rental Value, Lessee's creditworthiness, rental inducements and concessions then being offered to prospective tenants, and brokerages commissions payable by landlords, shall be considered, to the extent Lessor is the offering such inducements to other potential lessees of the Premises.

         3. EXERCISE OF OPTION. The option contained in this Extension Option Rider shall be exercised by Lessee, if at all, and only in the following manner: (i) Lessee shall deliver written notice to Lessor not more than thirteen (13) months nor less than six (6) months prior to the expiration of the initial Lease Term, stating that Lessee is interested in exercising its option; (ii) Lessor, after receipt of Lessee's notice, shall deliver notice (the "Option Rent Notice") to Lessee not less than thirty (30) days after receipt of Lessee's notice, setting forth the Fair Market Rental Value and the Option Rent; and (iii) if Lessee wishes to exercise its option to extend the term of this Lease, Lessee shall, on or before the date that is ten (10) business days receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Lessor. If Lessee does not so elect to exercise its right to exercise this option to extend the term of the Lease, Lessee shall be deemed to have elected not to so extend the Term.



         IN WITNESS WHEREOF, Lessor and Lessee have executed this Extension Option Rider as of the Effective Date.

         LESSOR:                       AGBRI Nancy Ridge, LLC, a Delaware
                                       Limited Liability Company

                                       By: AG Asset Manager, Inc.,
                                           a Delaware corporation
                                           Its:  Manager
                                           By: /s/  Dana Gottlieb
                                              -------------------------
                                              Dana Gottlieb
                                              Its: Vice President
                                              -------------------------

         LESSEE:                       CardioDynamics International
                                       Corporation, a California
                                       corporation

                                       By: /s/  Steve P. Loomis
                                           -----------------------------
                                       Name: Steve P. Loomis
                                             ---------------------------
                                       Title: Vice President, CFO
                                              --------------------------

                             EXPANSION OPTION RIDER

This Expansion Option Rider ("RIDER") is made and entered into by and between AGBRI Nancy Ridge, LLC, a Delaware Limited Liability Company ("LESSOR"), and CardioDynamics International Corporation, a California corporation ("LESSEE"), and is dated as of the Effective Date of the Lease ("LEASE") by and between Lessor and Lessee to which this Rider is attached. The agreements set forth in this Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Rider are inconsistent with the terms of the Lease, the terms of this Rider shall control.

         1. EXPANSION SPACE. Lessor hereby grants to the Lessee named in the Summary the right to lease approximately 15,003 square feet of space located adjacent to the Premises and more particularly described as Suite 100 (the "EXPANSION SPACE"), currently occupied by MultiSpectra Engineering (the "CURRENT TENANT"), the precise amount of and the location of which Expansion Space shall be designated by Lessor.

                 1.1 METHOD OF EXERCISE. The expansion option contained in this Section 1 shall be exercised by only by the Lessee and only in the following manner: (i) Lessee shall deliver notice to Lessor not more than eight (8) months nor less than six (6) months prior to the earlier to occur of
(A) May 31, 1999 (which is date whereby the Current Tenant's lease is due to expire by the passage of time, or the "EXPIRATION DATE"), or (B) fifteen (15) business days after receipt of written notice from Lessor that the Current Tenant's lease will sooner terminate, stating that Lessee is interested in exercising its option; (ii) Lessor, after receipt of Lessee's notice, shall deliver notice (the "EXPANSION RENT NOTICE") to Lessee not less than four (4) months prior to the earlier to occur of (A) and (B) above, setting forth the "Expansion Rent," as that term is defined in Section 1.3 of this Lease; and
(iii) if Lessee wishes to exercise its expansion option, Lessee shall, on or before the later of (x) the date occurring three (3) months prior to Expiration Date, and (y) the date occurring thirty (30) days after Lessee's receipt of the Expansion Rent Notice, exercise the option by delivering written notice thereof to Lessor within ten (10) business days of receipt of Lessor's Expansion Rent Notice. If Lessee does not so elect to exercise its right to lease the Expansion Space at the Expansion Rent quoted by Lessor, Lessee shall be deemed to have elected not to lease the Expansion Space. In the event Lessee elects not to exercise the expansion option at the Expansion Rent quoted by Lessor, before Lessor reduces the rent quoted for the Expansion Space by an amount more than five percent (5%) less than the Expansion Rent quoted Lessee, Lessor shall provide Lessee with the right to exercise the expansion option at such lower rate.

                 1.2 DELIVERY OF THE EXPANSION SPACE. Lessor shall deliver the Expansion Space to Lessee within thirty (30) days of the earlier to occur of the Expiration Date or the date specified in 1.1(B) above (the "DELIVERY DATE"), unless either (i) Lessor agrees to install certain Tenant Improvements pursuant to section 1.3 below, in which case the Delivery Date shall occur upon the substantial completion of such tenant improvements by Lessor, or (ii) the Current Tenant holds over beyond the Expiration Date, in which event the Delivery Date shall be delayed by the number of days the Current Tenant holds over in its possession of the Expansion Space.

                 1.3 EXPANSION RENT. The Rent payable by Lessee for Expansion Space leased by Lessee (the "EXPANSION RENT"), which Expansion Rent shall also include a comparable escalation to the Rent made and to be made during the Lease Term for the remainder of the Premises, shall be reasonably determined by Lessor and shall be equal to the greater of (i) the same rate at which Rent is payable by Lessee under the Lease as of the "Expansion Space Commencement Date," as that term is defined in Section 1.5 of this Rider, and
(ii) the face or stated rent then being quoted by Lessor for the lease of comparable space in the Buildings to be occupied as of the time of the Expansion Space Commencement Date, excluding, for purposes of calculating the Expansion Rent, rental inducements and concessions then being offered to tenants, and brokerages commissions payable by landlords, shall be disregarded unless the same are then being offered by Lessor to other potential tenants for similar space, in which case such inducements then being offered shall be included within such calculation.

                 1.4 CONSTRUCTION OF EXPANSION SPACE. Lessee shall take the Expansion Space in its "as is" condition, subject to the right to construct improvements with an improvement allowance equal to that being offered for the marketing of comparable space in the Building which is marketed at the same rent as the Expansion Rent.

                 1.5 AMENDMENT TO LEASE. If Lessee timely exercises Lessee's right to lease Expansion Space as set forth herein, Lessor and Lessee shall within fifteen (15) days thereafter execute an amendment adding such Expansion Space to the Lease upon the same terms and conditions as the initial Premises, except as otherwise set forth in this Section 1. Lessee shall commence payment of Rent for the Expansion Space and the term of the Expansion Space shall commence upon the Delivery Date of the

Expansion Space to Lessee (the "EXPANSION SPACE COMMENCEMENT DATE"). The lease term of the Expansion Space shall expire on the Lease Expiration Date.

                 1.6 NO DEFAULTS. The rights contained in this Section 1 shall be personal to the Lessee, may only be exercised by Lessee (and not any assignee, sublessee or other transferee of Lessee's interest in this Lease except a Lessee Affiliate) if Lessee occupies the entire Premises. Lessee shall not have the right to lease Expansion Space as provided in this Section 1, if, as of the date of the attempted exercise of the expansion option by Lessee, or as of the scheduled date of delivery of such Expansion Space to Lessee, Lessee is in default under this Lease or Lessee has previously been in default under this Lease beyond the applicable cure period.

                 1.7 EXPANSION RIGHTS SUBORDINATE. The rights of Lessee pursuant to this Expansion Rider shall be subject and subordinate to the exercise of any rights of first refusal or expansion rights regarding the Expansion Space and provided to any other Lessee prior to the Effective Date.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Expansion Option Rider as of the Effective Date.


         LESSOR:                       AGBRI Nancy Ridge, LLC, a Delaware
                                       Limited Liability Company

                                       By: AG Asset Manager, Inc.,
                                           a Delaware corporation
                                           Its:  Manager
                                           By: /s/  Dana Gottlieb
                                              -------------------------
                                              Dana Gottlieb
                                              Its: Vice President
                                              -------------------------

         LESSEE:                       CardioDynamics International
                                       Corporation, a California
                                       corporation

                                       By: /s/  Steve P. Loomis
                                           -----------------------------
                                       Name: Steve P. Loomis
                                             ---------------------------
                                       Title: Vice President, CFO
                                              --------------------------

                                   EXHIBIT A
                          (Depiction of the Premises)



Lessor and Lessee acknowledge that this plot plan is for general information purposes only. Lessor shall not be liable and makes no representation or warranty whatsoever concerning the existence or further existence or accuracy of description or location, any buildings or improvements whatsoever depicted herein shall be subject to correction modification or change at any time without notice at Lessor's sole discretion. The parties hereby acknowledge that the actual Demised Premises may vary as to size, dimensions and/or location from the description of same hereinabove set forth. The aforesaid description of the Demised Premises represents an approximation only and Lessor makes no representation or warranty concerning the accuracy thereof in any respect. Lessor hereby waives any and all claims, damages and/or right of recovery against Lessor, its officers, agents, representatives, and employees, arising on account or by reason of the description of the Demised Premises hereinabove set forth.




                                   [DIAGRAM]

                                  EXHIBIT A-1
                          (Site Plan of the Buildings)



Lessor and Lessee acknowledge that this plot plan is for general information purposes only. Lessor shall not be liable and makes no representation or warranty whatsoever concerning the existence or further existence or accuracy of description or location, any buildings or improvements whatsoever depicted herein shall be subject to correction modification or change at any time without notice at Lessor's sole discretion. The parties herein acknowledge that the actual Demised Premises may vary as to size, dimensions and/or location from the description of same hereinabove set forth. The aforesaid description of the Demised Premises represents an approximation only and Lessor makes no representation or warranty concerning the accuracy thereof in any respect. Lessor hereby waives any and all claims, damages and/or right of recovery against Lessor, its officers, agents, representatives, and employees, arising on account or by reason of the description of the Demised Premises hereinabove set forth.

        CARROLL VISTA CENTER


                                   [DIAGRAM]